Exhibit 99.1
Analyst Day Gail Seneca Chairman and Chief Executive Officer November 15, 2006

Agenda Strategy and positioning Gail Seneca Business S. Trezevant Moore, Jr. Financial review Christopher Zyda Credit risk management Ellie Melton Credit results S. Trezevant Moore, Jr. Interest rate risk management Ron Viera Whole loan business Megan Mahoney Capital and liquidity management Joe Kuriger Investment opportunity Gail Seneca Questions and answers

Luminent STRATEGY AND POSITIONING

Introduction Active residential mortgage REIT: an alternative asset manager in the $9 trillion residential mortgage market Investing across the ratings spectrum in mortgage-backed securities Originating and securitizing prime quality loans Managing structured products

Mortgages: The largest fixed income market in the world Mortgage Debt Outstanding 1990 1991 1992 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2.5 2.7 2.8 3 3.2 3.5 3.7 4 4.4 4.8 5.2 5.8 6.7 7.6 8.7 Year Ended dollars in trillions Source: Federal Reserve

Mortgages: a low risk asset class High quality home mortgages and mortgage-backed securities That produce reliable monthly payments That drive steady and attractive DIVIDENDS for Investors STRUCTURES FUNDS SOURCES

Luminent: core strengths PEOPLE Expertise Asset management Credit Rate risk management Securitizations Mortgages EFFICIENT COST STRUCTURE Lean, agile portfolio team No direct management or servicing No legacy systems Operating expense ratio: 28 bps DIVERSIFIED BUSINESS MODEL Mortgage loans/bonds Luminent/ Non-Luminent originations AAA to non-rated securities Credit sensitive and rate-sensitive strategies FINANCING Diversified funding Long-term matched-book funding RISK MANAGEMENT DISCIPLINE Rigorous credit analysis Controlled interest rate risk BUSINESS POSITIONING An ideal partner for originators and investment banks Excellent access to mortgage product REIT STRUCTURE PERMANENT CAPITAL

Luminent: strategic vision CREATE AND SUSTAIN SECURE CASH FLOWS Interest rate risk management AAA mortgage spread income Credit sensitive mortgage spread income Fee based asset management income Stable, attractive and growing dividends Credit risk management Secure cash flows

Introduction PROACTIVE CHANGES TO OUR BUSINESS MODEL . . . Rapid spread portfolio restructuring Rising dividends in 2006 despite flattening yield curve Match-funded book Minimal interest rate exposure Momentum in high-quality mortgage credit strategy Seven loan securitizations since November 2005 Balance sheet efficiency Demonstrated capital market access ^ ^ ^ ^

Luminent .. . . HAVE YIELDED STRONG RESULTS Q3 adjusted REIT taxable net income $0.30 per share ? 67% growth Y/Y Q3 dividend of $0.30 per share ? 173% growth Y/Y Special dividend of $0.075 per share, declared October 10, 2006 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Special Dividend Oct 2006 East 0.03 0.05 0.2 0.3 0.075

Luminent: stock price return year-to-date (through 11/10) Total Return Year-to-date 44%

Luminent: a compelling investment opportunity Based upon most recently disclosed book values per share and November 10, 2006 stock prices

Luminent: key initiatives for 2007 Profitable asset growth in existing channels 3Q 2006 vs. 3Q 2005: 31% growth Y/Y $6.3 billion vs. $4.9 billion 3Q 2007 vs. 3Q 2006: 35% growth Y/Y $8.5 billion vs. $6.3 billion Initiate CDO channel Q1 2007: $400-500 million offering Q1 2007: Expected return on equity: 16+% Q2 thru Q4 2007: Grow CDO business Produce attractive and growing dividends Q3 2006 dividend: $0.30 per share 11.8% dividend yield ^ ^ ^ Based upon November 10, 2006 stock price

Luminent investment process overview

		Years of experience
Sourcing product:		
Developing originator partner relationships		
	Megan Mahoney, Sr. Vice President	*22 years*
Identifying mortgage investment opportunities		
	Ronald Viera, Sr. Vice President	*16 years*
Structuring:		
	S. Trezevant Moore, Jr. Chief Operating Officer	*29 years*
	Ronald Viera, Sr. Vice President	*16 years*
Analyzing Credit:		
	Ellie Melton, Sr. Vice President	*28 years*
Investing:		
	S. Trezevant Moore, Jr. Chief Operating Officer	*29 years*
	Gail P. Seneca, Chief Executive Officer	*25 years*
	Ronald Viera, Sr. Vice President	*16 years*
Managing Risk:		
	Entire Senior Management Team	

Luminent

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Luminent investment process overview Sourcing product: Developing originator partner relationships Megan Mahoney, Sr. Vice President 22 years Identifying mortgage investment opportunities Ronald Viera, Sr. Vice President 16 years Structuring: S. Trezevant Moore, Jr. Chief Operating Officer 29 years Ronald Viera, Sr. Vice President 16 years Analyzing Credit: Ellie Melton, Sr. Vice President 28 years Investing: S. Trezevant Moore, Jr. Chief Operating Officer 29 years Gail P. Seneca, Chief Executive Officer 25 years Ronald Viera, Sr. Vice President 16 years Managing Risk: Entire Senior Management Team ^ ^ ^ ^ ^ Years of experience

Luminent: outlook for housing and the mortgage market Multiple years of HPA A manageable correction Solid employment No national recession 17 Fed rate hikes Mortgage product innovation Relative rate stability Tightening regulatory guidance 2006 2007 Zero to negative Strong household formation Continued demand for housing Investor demand for mortgage product Ongoing demand

Analyst Day Gail Seneca Chairman and Chief Executive Officer November 15, 2006

Our Business S. Trezevant Moore, Jr. President and Chief Operating Officer November 15, 2006

Agenda Our business Prime quality mortgage loans Credit sensitive mortgage bonds High-quality mortgage bonds Q3 2006 assets and liabilities Current investment opportunities 2007 objectives

Our business We invest capital opportunistically in the U.S. residential mortgage market, the largest fixed income market in the world Agency or AAA rating Short duration Minimal interest rate risk NO credit risk Mortgage Spread Mortgage Credit Investment grade credit No duration gap Prudent credit risk NO interest rate risk Target mid-teens return on equity

Our business: the mortgage credit strategy We Source We Underwrite We Fund We Structure Luminent Mortgage Loan Securitizations $4.4 billion to Date ECONOMICAL, long- term NON-RECOURSE, non-mark-to-market financing "MATCH" FUND to minimize interest rate risk LOCK IN long-term ANNUITY streams Prime Quality Loans Blended cost of funds: a small margin over LIBOR Target ROE: 12 - 18% PRIME QUALITY MORTGAGE LOANS As of September 30, 2006

Our prime quality target market: Alt A loans 1st Qtr 2nd Qtr East 90 10 2002 Jumbo 90% Alt-A 10% First Half - 2006 1st Qtr 2nd Qtr East 52 48 Jumbo 52% Alt-A 48% 1st Qtr 2nd Qtr East 73 27 2004 Jumbo 73% Alt-A 27% Non-conforming prime market share The prime market is rapidly becoming an Alt A market

Our business: the mortgage credit strategy We Source We Underwrite We Fund We Structure Luminent's Prime Quality Alt -A Loan Target Market PRIME QUALITY ALT-A LOANS Short Duration Adjustable 1 month, 6 month, 1/1, 3/1, 5/1, 7/1 High Credit Quality FICO 700+ Strong Down Payment LTV 75% "Middle Class" Balance Size $350,000 - $500,000 National Coverage Geography Diverse Low Risk Collateral Residences Single Family Detached "Homes" Not Properties Occupancy Owner Occupied HIGH QUALITY, LOW RISK

Acquiring creditworthy assets: loan-by-loan underwriting Moody's loan level screen High loan balance Lower FICO score Higher debt-to-income ratio Layered risks High probability value issues Adverse Due Diligence Sample Predatory lending Assignee liability Compliance Due Diligence Sample Underwriting process Financial strength Originator Due Diligence Servicing quality Personnel Legal protections Fundamental due diligence, focused on layered risks Collateral risk analysis Automated valuation models Appraisal reviews Valuation Review of EVERY Loan Broker price opinion

Diversification and discipline: driving consistent returns SOUND BORROWERS = SOUND CREDIT RESULTS As of September 30, 2006 High quality borrowers with demonstrated ability to manage their finances . . . .. . . in their own homes . . . .. . . with moderate first loan balances and significant equity . . . .. . . provide Excellent collateral protection Potentially lower frequency of defaults and foreclosures Lower severity of loan losses (and the possibility of gains) if and when defaults and foreclosures occur Higher potential returns for Luminent Note: mortgage insurance is purchased for all loans with loan-to-value ratios > 80%

Diversification and discipline: driving consistent returns SOUND CREDIT RESULTS: DELINQUENCIES BELOW INDUSTRY AVERAGE ZERO CREDIT LOSSES ^ ^ Source: First, second and third quarter 2006 10-Qs and Mortgage Banking Association industry data.

Diversification and discipline: driving consistent returns Plan to expand mid-sized originator relationships in 2007 Countrywide EMC GMAC PHH Paul Financial Southstar IndyMac Wachovia Others As of September 30, 2006 Originator Mix

Capital market access and success Series Date Collateral Value (mils) FICO LTV Servicers Originators LUM 2005-1 11/1/05 Hybrids $520.6 713 76% EMC, PHH EMC, PHH Countrywide Countrywide LUM 2006-1 1/25/06 Option ARMs $576.1 700 75% Countrywide Countrywide LUM 2006-2 2/14/06 Option ARMs $801.5 703 76% Countrywide Countrywide Paul Financial Paul Financial LUM 2006-3 4/27/06 Option ARMs $357.6 712 77% EMC, RFC, Paul Southstar, RFC, Paul Hybrids $299.0 IndyMac, Wells EMC, American Mort LUM 2006-4 5/25/06 Option ARMs $497.2 719 75% GMAC, Paul GMAC, Paul NatCity Residential Mortgage LUM 2006-5 6/29/06 Option ARMs $508.8 710 76% RFC, EMC, GMAC GMAC Countrywide Mortgage IT IndyMac LUM 2006-6 9/28/06 Option ARMs $772.7 718 74% RFC, EMC, GMAC GMAC, IndyMac IndyMac, Central Mortgage IT Countrywide Countrywide

Our business: the mortgage credit strategy As of September 30, 2006 Credit Sensitive Mortgage-backed Securities We Source We Fund Credit Sensitive Bond Portfolio Total size: $601 million Average credit quality: A- Target ROE: 12 - 18% Average price: ^ 100 of par Average credit protection: >6.9% Short spread duration Virtually zero interest rate risk We Retain MORTGAGE BONDS

CDOs will leverage our mortgage credit strategy Provides permanent, non-recourse, financing of our credit sensitive bonds More capital efficient than traditional repurchase agreement financing 25.0 x - 50.0 x leverage achievable in CDO structure versus 4.0 x - 10.0 x with traditional repurchase agreements A fee-based asset management business Target mid-teens return on equity

Our business: the mortgage spread strategy HIGH QUALITY BONDS AAA And Government Agency Mortgage-backed Securities We Source We Fund We Retain Luminent Mortgage Spread Portfolio Total size $1.5 billion 92% reset monthly Target ROE: 8 - 15% As of September 30, 2006

Diversification and discipline: driving consistent returns 23.8% Adjustable-rate AAA and agency mortgage- backed securities Diversified asset composition 7.3% Investment grade mortgage-backed securities (A average rating) 65.7% Prime quality loans held-for-investment As of September 30, 2006 2.1% Non-investment grade mortgage-backed securities (BB average rating) Approximately 0.6% first loss1 Total assets: $6.4 billion Over 90% reset monthly2 1Includes the retained portions of mortgage-backed notes created by Luminent's securitizations 2Including the effect of hedging instruments

Our assets Loans held for investment Agency mortgage-backed securities AAA-rated mortgage-backed securities < AAA-rated mortgage-backed securities Other assets (cash, prepaid, fixed assets, etc.) Total assets: $6.4 billion Total assets: $4.9 billion +30% Successful asset rebalancing and growth

Our liabilities Repurchase agreements Warehouse funding Mortgage-backed notes Trust preferred debt Other liabilities (payables, unsettled security purchases, etc.) Total liabilities: $6.0 billion Total liabilities: $4.5 billion +32% More efficient, non-recourse, matched-book financing liabilities

Current investment opportunities

2007 objectives Asset growth Initiation of CDO channel New originator relationships Sound credit results Enhanced profitability

Our Business S. Trezevant Moore, Jr. President and Chief Operating Officer November 15, 2006

Financial Review Christopher J. Zyda Senior Vice President and Chief Financial Officer November 15, 2006

Agenda Q3 2006 income statement and balance sheet Capital structure and capital efficiency Why are the GAAP and tax income statements so different? Special topics Negative amortization Provision for loan losses Forecasting for Luminent using our public disclosures Determining leverage Forecasting asset growth and capital requirements Estimating asset yields and forecasting interest income Forecasting interest expense Forecasting loan losses and operating expenses

Financial review

Income statement Source: First, second and third quarter 2006 10-Q.

Increasing profitability Adjusted REIT Taxable Return on Equity Proactive changes to our business model have yielded strong results Source: First, second and third quarter 2006 10-Q.

Balance sheet Source: Second and third quarter 2006 10-Q.

Capital structure For now, a maximum of 30% in long-term recourse fixed coupon debt or preferred equity Source: Third quarter 2006 10-Q and prospectus supplement dated October 12, 2006.

Driving towards more capital efficiency 4.0 x 10.0 x 20.0 - 25.0 x 25.0 - 50.0 x 30.0 x 50.0 x Capital efficiency will drive asset growth, resulting in a higher return on equity and a growing dividend stream over time Potential leverage ratios

Why are the GAAP and tax income statements so different?

GAAP and tax income statements and their differences REMIC securitization adjustments Loan loss provision adjustment Different GAAP/tax cost bases Hedge mark-to-market adjustment Management contract termination adjustments Source: Second and third quarter 2006 10-Q.

REMIC securitizations are off balance sheet for tax purposes Only the retained tranches of a REMIC securitization remain on the tax balance sheet following securitization

Income statement: GAAP vs. tax GAAP income statement recognizes the entire securitization Tax income statement recognizes income and expense for retained tranches only REIT taxable income

Special topic: negative amortization

Credit strength in our pay-option ARMs Our pay-option ARM mortgage loans generally can negatively amortize to a maximum of 110% - 115% of the original loan amount or for a five-year period Maximum permitted negative amortization Based upon average loan-to-value ratio of 75% at inception and maximum negative amortization of 115% of initial loan amount Significant homeowners' equity protection in our loans even if maximum negative amortization occurs Credit strength: ^ 700+ FICO ^ $350-500 thousand loan balance ^ Geographically diverse ^ Single-family ^ Owner-occupied

Negative amortization in Luminent securitizations Luminent holds negatively amortizing loans exclusively in securitized form Securitization structures do not disburse deferred interest Luminent dividends are not supported by deferred interest

Negative amortization in a securitization Securitization structures allocate principal prepayments to offset negative amortization so that all bondholders receive their expected interest payments Even a small amount of principal prepayments will offset the negative amortization on an entire deal 2% CPR per year (source: UBS) 2-3% CPR per year (source: Lehman Brothers) 4% or less CPR per year (source: RBS Greenwich Capital) Negative amortization on an entire deal is a remote possibility If it occurs at all, it is likely to occur early in the life of the deal while principal prepayments are ramping up and only for a short period of time (source: UBS) Luminent securitization structures with negatively amortizing loans support payments to bondholders

Negative amortization in Luminent securitizations Securitization structures "cure" negative amortization through principal payments Source: Master servicing report for September 2006 Retained tranches REIT taxable income

Special topic: provision for loan losses

Provision for loan losses Begin with 60+ day loan delinquencies at each quarter-end and forecast both frequency and timing of "defaults" (the rate at which loans will go into liquidation) or cures Based on historical industry migration or transition rates For loans that are forecasted to default, apply a "severity" factor for each loan to determine loan loss reserve and quarterly provision Use Moody's severity projections for loans that are similar to our loans Source: Second and third quarter 2006 10-Qs and Mortgage Banking Association industry data. MBA prime average: 0.92% Competitor range: 0.02% to 0.68%

Forecasting for Luminent using our public disclosures

Determining GAAP leverage Source: Third quarter 2006 10-Q. Leverage assumptions drive our liability composition by business channel Not disclosed by Luminent ? ? ?

The impact of our CDO platform Source: Third quarter 2006 10-Q. Blue highlighted numbers are estimates derived from prior public disclosures. Green highlighted numbers are estimates. Credit sensitive bonds and CDOs (In thousands) Our CDO platform will free up capital First CDO transaction

The path to asset growth First CDO transaction Total mortgage assets (In thousands) Asset growth and more efficient use of our capital will drive our earnings and dividend ^ ^ Two $400+ million CDOs in 2007 Four $500+ million loan securitizations in 2007 Source: September 30, 2006 data is from Third quarter 2006 10-Q.

Estimating asset yields Source: Second and third quarter 2006 10-Q and Bloomberg. Alternate way to compute yield on our securitizations Not disclosed by Luminent

Current investment opportunities

Forecasting taxable interest expense Only LUM 2005-1 interest expense is included for taxable expense purposes Included for taxable expense purposes Taxable interest expense includes repo, junior subordinated notes, margin debt, LUM 2005-1 interest expense, and some hedges Included for taxable expense purposes Included for taxable expense purposes Not included for taxable expense purposes Source: Second and third quarter 2006 10-Q.

Forecasting loan losses and operating expenses 0.28% excluding external manager expenses As assets grow, we will continue to demonstrate improved operating expense leverage Source: Second and third quarter 2006 10-Q. 0.66% excluding external manager expenses Annualized operating expenses as a percentage of total assets

Financial Review Christopher J. Zyda Senior Vice President and Chief Financial Officer November 15, 2006

Credit Risk Management Ellie Melton Senior Vice President and Chief Credit Officer November 15, 2006

Agenda Knowing our risks: state-of-the-art analytics and seasoned team Acquiring creditworthy assets Diversifying our credit risks Managing credit over the lifecycle Q3 2006 credit metrics

Knowing our risks Over 100 years of collective real-world experience analyzing and managing mortgage credit Sophisticated loan and bond modeling systems Rating agency models Proprietary default and prepayment curves Internal benchmarking and relative performance/value analysis Highly-efficient credit analytical tools Experienced professional credit team

Acquiring creditworthy assets: our target mortgage loans Luminent's Prime Quality Alt -A Loan Target Market Short Duration Adjustable 1 month, 6 month, 1/1, 3/1, 5/1, 7/1 High Credit Quality FICO 700+ Strong Down Payment LTV 75% "Middle Class" Balance Size $350,000 - $500,000 National Coverage Geography Diverse Low Risk Collateral Residences Single Family Detached "Homes" Not Properties Occupancy Owner Occupied Target prime quality, low risk, Alt-A loans

Acquiring creditworthy assets: loan-by-loan underwriting Moody's loan level screen High loan balance Lower FICO score Higher debt-to-income ratio Layered risks High probability value issues Adverse Due Diligence Sample Predatory lending Assignee liability Compliance Due Diligence Sample Underwriting process Financial strength Originator Due Diligence Servicing quality Personnel Legal protections Fundamental due diligence, focused on layered risks Collateral risk analysis Automated valuation models Appraisal reviews Valuation Review of EVERY Loan Broker price opinion

Acquiring creditworthy assets: due diligence samples Compliance sample: target high risk states Valuation sample: 100% Adverse due diligence sample: focus on layered risks Extensive due diligence ensures portfolio quality and good execution

Acquiring creditworthy assets: conduct loan pool analysis Review detailed loan stratifications Apply risk assessment models Analyze scenarios using baseline and stress prepayment and credit loss scenarios Sample Stress Scenario

Acquiring creditworthy assets: stress-testing loan losses Annual credit losses as multiple of past five year actual history Estimated ROE with Credit Deterioration SOUND INVESTMENT DISCIPLINE = SOUND INVESTMENT RESULTS LUMINENT'S LOAN PORTFOLIO IS BUILT TO WITHSTAND SEVERE CREDIT LOSSES • Luminent pricing assumption Loan credit loss shocks model return on equity sensitivities in different credit scenarios

Acquiring creditworthy assets: credit sensitive bonds Leveraging our loan credit analysis infrastructure for bond purchases Originator due diligence Servicer due diligence Review underlying loan collateral Analyze deal structure Research credit support and rating Understand resets, caps, floors Reverse engineer deal cash flows Calculate duration Stress test CPR Stress test losses Bid on and purchase bond

Diversifying our credit risks Loan Type Originator Servicer Credit Well-diversified credit portfolio anchored in fundamental credit analysis

Managing credit over the lifecycle

Monthly review of:	Whole Loans	Bonds
Loan collateral	√	√
Credit characteristics/ratings	√	√
Prepayments	√	√
Delinquencies	√	√
Credit losses	√	√
Remaining projected cash flows	√	√
Underperforming loans	√	

Real-time monitoring of credit profiles of loan and bond portfolio

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Managing credit over the lifecycle: servicers Closely monitor under-performing loans Direct servicers' loss mitigation efforts Re-underwrite seriously delinquent loans Enforce contract provisions with originators Adding value by working closely with servicers

Q3 2006 Credit Metrics

Q3 2006 loan-to-value stratification 76% loan-to-value ratio on entire loan portfolio 94% of loans have loan-to-value ratios less than 80% Mortgage insurance if loan-to-value ratio exceeds 80% Source: Luminent. As of September 30, 2006

Q3 2006 FICO stratification 711 FICO score on entire loan portfolio 93% of loans have FICO scores greater than 650 Source: Luminent. As of September 30, 2006

Q3 2006 loan delinquency metrics SOUND CREDIT RESULTS Source: First, second and third quarter 2006 10-Qs and Mortgage Banking Association industry data. Delinquencies below industry averages Zero credit losses to date

Provision for loan losses Begin with 60+ day loan delinquencies at each quarter-end and forecast both frequency and timing of "defaults" (the rate at which loans will go into liquidation) or cures Based on historical industry migration or transition rates For loans that are forecasted to default, apply a "severity" factor for each loan to determine loan loss reserve and quarterly provision Use Moody's severity projections for loans that are similar to our loans Source: Second and third quarter 2006 10-Qs and Mortgage Banking Association industry data. MBA prime average: 0.92% Competitor range: 0.02% to 0.68%

Q3 2006 mortgage assets Consistent strong overall credit rating No downgrades of mortgage-backed securities to date Source: Second and third quarter 2006 10-Q. Note: weighted-average credit rating excludes non-rated mortgage-backed securities

Credit Risk Management Ellie Melton Senior Vice President and Chief Credit Officer November 15, 2006

Interest Rate Risk Management Ron Viera Senior Vice President and Portfolio Manager November 15, 2006

Agenda Identify interest rate risks Tools for measuring interest rate risk Managing interest rate risk Capital protection and stable income

Identify the risk with the state-of-the-art systems Manage the risk through investment choices low duration floaters stable "natural" hedge positions Manage the risk through selling securities whose risk does not compensate for its expected return Hedge our combined portfolios with various derivatives to provide stable income and to protect capital Protect capital and stabilize income

Protect capital and stabilize income Forecast loan and bond cash flows Forecast financing costs Hedge to protect capital and stabilize income

Structure Identify interest rate risks Convexity Duration Determine the varying impacts of interest rate changes on our loans and mortgage-backed securities Partial duration

Tools for measuring interest rate risk Luminent proprietary solutions

Managing interest rate risk Managing interest rate risk Through what we buy Through what we sell Through derivatives Capital protection and stable income

What we buy Short duration Floating rate assets "Naturally-hedged" positions Purchase or create a tranche which performs well as interest rates decline Purchase or create a tranche which performs well as interest rates increase Together tranches create a "natural" hedge of interest rates

What we sell We prune our portfolio if its risk/reward profile changes

Hedging instruments we use Caps Cap corridors Swaps Swaptions Balance-guaranteed swaps Eurodollars Dwarfs

Derivatives in action: whole loan purchases for securitization Trade date: Purchase $1.0 billion of whole loans Enter into Eurodollar futures contracts Securitization date: Sell $950 million and retain $50 million Close Eurodollar futures contracts and purchase an amortizing cap Ongoing: Retain $50 million of securitization Rebalance hedging instruments, as needed

Summary Identify interest rate risks Measure interest rate risk Manage interest rate risk Capital protection and stable income

Interest Rate Risk Management Ron Viera Senior Vice President and Portfolio Manager November 15, 2006

Whole Loan Securitizations Megan Mahoney Senior Vice President Client Relations November 15, 2006

Agenda Prime quality Alt-A securitizations to date Whole loan securitization process Pricing competition Middle-market partnership growth strategies

Prime quality Alt-A securitizations to date Driving profitable growth Cumulative dollars in millions Luminent 16th largest Alt-A Securitizer in 1st Half 2006 with 1.7% market share

Prime quality Alt-A securitizations to date Series Date Collateral Value (mils) FICO LTV Servicers Originators LUM 2005-1 11/1/05 Hybrids $520.6 713 76% EMC, PHH EMC, PHH Countrywide Countrywide LUM 2006-1 1/25/06 Option ARMs $576.1 700 75% Countrywide Countrywide LUM 2006-2 2/14/06 Option ARMs $801.5 703 76% Countrywide Countrywide Paul Financial Paul Financial LUM 2006-3 4/27/06 Option ARMs $357.6 712 77% EMC, RFC, Paul Southstar, RFC, Paul Hybrids $299.0 IndyMac, Wells EMC, American Mort LUM 2006-4 5/25/06 Option ARMs $497.2 719 75% GMAC, Paul GMAC, Paul NatCity Residential Mortgage LUM 2006-5 6/29/06 Option ARMs $508.8 710 76% RFC, EMC, GMAC GMAC Countrywide Mortgage IT IndyMac LUM 2006-6 9/28/06 Option ARMs $772.7 718 74% RFC, EMC, GMAC GMAC, IndyMac IndyMac, Central Mortgage IT Countrywide Countrywide

State-of-the-art Systems Conservative Philosophy Aligned Processes Luminent Whole Loan Securitization Business Whole loan securitization process

Aligned processes Client Relations Business development Transaction management Contract finance Credit Credit analysis Due diligence Portfolio Management Market analysis Pricing/hedging Structuring Liability Management Warehouse lending Permanent financing Whole loan securitization business working together Sourcing Due diligence Structuring Financing Diversified Loan Portfolio

Aligned processes BID Due Diligence Negotiate Contracts Collateral Review Settlement Warehouse WHOLE LOAN TRANSACTION Select Underwriter Begin Structuring Rating Agencies Negotiate Prosup Finalize Structure SECURITIZATION Price ISSUANCE Contract Enforcement Surveillance INVESTMENT 45 - 60 days Until maturity Transaction flow from bid tape through investment

Aligned processes Clients Advantages Challenges Wall Street Large bulk Strong counterparty Pricing Assigned contracts Multiple servicers Multiple underwriting guidelines Lead mandates Conduits Large bulk Strong counterparty Consistent underwriting guidelines Forward stipped trades Pricing Restrictions on due diligence Mortgage Banks/Banks Strong uniform contracts Servicing released trades Increased level of due diligence Forward stipped trades Pricing Small bulk Greater counterparty risk Access to product through three-pronged business development

Conservative philosophy Negotiate strong reps and warranties Fraud coverage No high cost or predatory lending Compliance - laws and prudent practices Early pay default coverage Premium recaptures Special servicing rights Negotiate for the long term

Conservative philosophy: enforce contracts As of September 30, 2006

Conservative philosophy: enforce contracts As of September 30, 2006

State-of-the-art systems

Thorough market and credit analysis

- LMS → Data integrity & tracking
- SAS → Statistical analysis
- Moody's Mortgage Metrics → Credit loss/enhancement
- S&P LEVELS → Credit loss/enhancement
- BondStudio → OAS, partial durations
- Lehman Live → OAS, partial durations
- Intex/DealMaker → Structuring & pricing
- Data Warehouse → Monthly reporting

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State-of-the-art systems Loan Management System (LMS) from Street Solutions Inc. (SSI) Crack tapes Manage sellers Track bids and trades Manage due diligence Settle trades Manage warehouse eligibility Securitize inventory Upload servicing tapes Track early payment defaults and premium recaptures Manage the business through a state-of-the-art operating platform

Conservative pricing philosophy Bid in competition for whole loan assets Discipline on pricing: investment hurdle of 12% return on equity Average amortized cost of whole loans as of September 30, 2006: 102-00 Luminent arranges forward contracts with selected partner originators at pre-specified prices, thereby avoiding the bidding process Hurdle rate 12% return on equity

Middle-market partnership growth strategies Poised for expansion Expanding originator base to include mid-sized originators Servicing released and servicing retained Benefits: A smaller pool of competing bidders, which may enable us to obtain more favorable pricing Better control over collateral quality by purchasing smaller loan pools Uniform purchase contract improves leverage over originators 2007 goal: three new mid-size originator relationships

Whole Loan Securitizations Megan Mahoney Senior Vice President Client Relations November 15, 2006

Capital Management and Liquidity Joseph Kuriger Senior Vice President and Liability Manager November 15, 2006

Agenda Capital management and leverage Financing strategy CDO initiative

Capital Management and Leverage

Opportunity drives allocation Credit assessment Market pricing on Loans Bonds Market Liquidity Financing terms DRIVE Capital Allocation

Managing capital: driving consistent returns Maintaining a sufficient capital cushion is a function of: Asset types Risk-adjusted capital requirements Credit risk Market risk Operational risk Financing alternatives An adequate capital cushion ensures Luminent can: Meet margin calls Smooth cash flow Deploy capital when opportunities arise ^ ^

Managing capital: typical capital requirements

Leverage: capitalizing on growth opportunities 4.0 x 10.0 x 20.0 - 25.0 x 25.0 - 50.0 x 33.0 x 50.0 x Capital efficiency will drive asset growth, resulting in a higher return on equity and a growing dividend stream over time Potential leverage ratios

Diversification and discipline: driving consistent returns Recourse leverage ratio Debt with recourse to Luminent as a ratio of stockholders' equity and 30-year debt

Leverage: distributing risk into the capital markets Non Recourse / Investors Loan Securitizations Mortgage-backed notes CDOs CDO long-term debt Recourse / Luminent Repurchase agreements Warehouse financing

Financing Strategy

Strong relationships

Stability and flexibility Committed facilities Match-funded mortgage-backed notes - $4.2 billion Commercial paper - $1 billion Term Repo - 18 to 24 months - $465 million CDO & CDO warehouse lines - $500 million Uncommitted / short-term Repurchase agreements Whole loan warehouse lines $2.5 billion

Diversified tools Diversified tools

Total Financing Capacity Diversified financing creates capacity Total Assets Financing capacity nearly 2.5 times our assets

Repurchase agreements Collateral - AAA through residuals on mortgage-backed securities Term - overnight to six months Leverage - 1.0 x -33.0 x depending on collateral Spread to LIBOR - 3 to 250 basis points ^ ^ ^ ^

Partnering with major firms for warehouse financing

Whole loan warehouse facilities Size - $2.5 billion Collateral - Whole loans (Alt-A pay option arms and hybrids) Term - overnight to six months Leverage - 25.0 x - 49.0 x Spread to LIBOR - 45 to 55 basis points ^ ^ ^ ^ ^

Mortgage-backed notes Long-term, Matched-book Financing Size - $500 million to $1 billion per deal Collateral - Whole loans (Alt-A pay option arms and hybrids) Term - Permanent Leverage - 20.0 x-25.0 x ^ ^ ^ ^

Committed term repurchase agreements Size - $435 million Term - 18 - 24 months Collateral - AAA-rated mortgage-backed securities Leverage - 33.0 x Spread to LIBOR - 3 basis points ^ ^ ^ ^ ^

Single-seller commercial paper

Single Seller Conduit with Market Value Swaps

- **A1+/P1** rated
- **Size** - $1 billion
- **Collateral** - Agency and AAA-rated mortgage-backed securities
- **Term** - overnight to nine months
- **Leverage** - 50.0 x – 75.0 x
- **All-in Spread to LIBOR** - Flat + 17 basis points for market value swaps
  Swaps designed to cover certain interest rate and non-credit-related market value risk

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CDO Initiative

CDO warehouse lines Size - $500 million Term - 6 months Collateral - Mezzanine bonds (A through BB) primarily mortgage-backed securities Leverage - 25.0 x Spread to LIBOR - 25 basis points Market risk-sharing option - Lender will accept from 0 to 100% of market value risk ^ ^ ^ ^ ^ ^

CDOs: driving further asset and profitability growth 1Q 2007 Launch with RBS Greenwich $400+ million Retaining equity and BB 4Q 2007 launch with Bear Stearns $400+ million Retaining equity and BB 2Q 2008 launch with RBS Greenwich $400+ million Potentially selling some equity ^ ^ ^

Fee-based money management business CDOs: creating value Sourcing credit sensitive RMBS Leveraging credit surveillance expertise Leveraging trading expertise to manage credit ^ ^ ^

CDOs: expanding Luminent's brand worldwide CDO Debt & Equity Distribution Senior Debt United States Europe Mezzanine Debt United States Europe Equity Tranches Asia Australia Australia Australia Australia Australia Australia Australia Australia Australia Australia Australia Australia Australia Australia ^ ^ ^

Capital Management and Liquidity Joseph Kuriger Senior Vice President and Liability Manager November 15, 2006

Analyst Day Gail Seneca Chairman and Chief Executive Officer November 15, 2006

Luminent: a compelling investment opportunity Dividend Growth Value Diversified business model Managed credit risk Limited interest rate risk Tax efficient business model 30 cents per share in Q3 2006 Special dividend of 7.5 cents per share declared 10/10/06 Balance sheet capacity for growth Book valuation Earnings stability over economic cycle High quality assets Minimal duration gap 90%+ dividend payout over time

Luminent: a compelling investment opportunity Premier Active Residential Mortgage REITS Price/Book Ratios Dividend Yields Luminent's closest comps Price/book ratios based upon most recently disclosed book values per share and November 10, 2006 stock prices. Dividend yields based upon November 10, 2006 stock prices and most recently declared regularly quarterly dividend. Luminent's closest comps

Analyst Day Gail Seneca Chairman and Chief Executive Officer November 15, 2006